UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: July 28, 2011
(Date of earliest event reported)
Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)
(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.02 Results of Operations and Financial Condition
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.01
EX-2.02
EX-99.01
EX-99.02
EX-99.03

Item 1.01 Entry into a Material Definitive Agreement
Griptonite Acquisition
On August 2, 2011, Glu Mobile Inc. (“Glu”) completed the acquisition of Griptonite, Inc., a Washington corporation (“Griptonite”) and formerly a wholly owned subsidiary of Foundation 9 Entertainment, Inc., a Delaware corporation (“Parent”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Glu, Granite Acquisition Corp., a Washington corporation and wholly owned subsidiary of Glu (“Sub”), Parent and Griptonite. Pursuant to the terms of the Merger Agreement, Sub merged with and into Griptonite in a statutory reverse triangular merger (the “Merger”), with Griptonite surviving the Merger as a wholly owned subsidiary of Glu. Griptonite, which is based in Kirkland, WA and employs approximately 200 people, is a developer of games for the Xbox 360, Wii, DS, PSP and iPhone platforms.
In connection with the Merger, Glu issued to Parent, as Griptonite’s sole shareholder, in exchange for all of the issued and outstanding shares of Griptonite capital stock, a total of 6,106,015 shares of Glu’s common stock, of which 600,000 shares will be held in escrow for 15 months to satisfy indemnification claims under the Merger Agreement. In addition, Glu may be required to issue additional shares (i) in satisfaction of indemnification obligations in the case of breaches of its representations, warranties and covenants or (ii) pursuant to a working capital adjustment that may take place after Glu files an amendment to this Current Report on Form 8-K to file the financial statement specified in Item 9.01 of this report. The Merger Agreement contains customary representations, warranties and covenants of each of the parties.
Glu has agreed to file a shelf registration statement with the SEC within 20 days after the closing of the Merger to register all of the shares of Glu’s common stock issuable to Parent under the Merger Agreement. In addition, Parent has agreed to certain restrictions on transfer with respect to 4,000,000 (which amount includes the 600,000 shares placed in escrow) of the shares of Glu’s common stock issued in the Merger (the “Base Shares”). Parent may not (i) during any calendar quarter, in the aggregate, sell more than the greater of (x) 25% of the Base Shares (this limitation will be increased to 50% to the extent that Parent has not sold any of the Base Shares by the six-month anniversary of the closing of the Merger) or (y) $5 million of Base Shares (based on the net sales proceeds received by Parent) or (ii) in any day sell Base Shares exceeding 10% of the average daily volume for the previous ten (10) trading days; provided that all such restrictions will expire on the one-year anniversary of the closing of the Merger. The quarterly limitations set forth in clauses (i)(x) and (i)(y) will be reduced on a pro rata basis during the remainder of the calendar quarter that includes the date upon which the registration statement is declared effective based on the number of days remaining in such calendar quarter.
In connection with the merger, Glu agreed to assume the obligations of Griptonite under that certain lease dated as of November 5, 2007, by and among Parent, Griptonite and Marymoor Warehouse Associates, LLC, as a successor in interest to Mastro Willows 2, LLC, with respect to the premises located at 12421 Willows Road NE, Kirkland, Washington (the “Griptonite Lease”). The Griptonite Lease covers approximately 54,453 rentable square feet and has a term that commenced on April 1, 2008 and terminates on September 30, 2015. The lease currently provides for monthly base rent of $83,948.38, with the monthly base rent increasing by $2,268.88 every 12 months such that the monthly rent under the Griptonite Lease for the final 12 months of the lease will be $93,023.88.
The above description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement which is filed as Exhibit 2.01 to this Current Report on Form 8-K and incorporated herein by reference. The inclusion of the Merger Agreement with this Current Report on Form 8-K is not intended to provide investors with factual information other than the fact of the terms and conditions of the Merger Agreement. The representations and warranties included in the Merger Agreement were made by the parties for the purposes of allocating contractual risk among them and not as a means of establishing facts (and as such are subject to different standards of materiality and are qualified by a confidential disclosure letter). Only the parties to the agreement and specified third party beneficiaries have a right to enforce the agreement or rely on the representations it contains.
Blammo Games Acquisition
On August 1, 2011, Glu completed the acquisition of Blammo Games Inc., a company organized under the laws of Ontario (“Blammo”), by entering into a Share Purchase Agreement (the “Share Purchase

Agreement”) by and among Glu, Blammo and each of the owners of the outstanding share capital of Blammo (the “Sellers”).
Pursuant to the terms of the Share Purchase Agreement, Glu purchased from the Sellers all of the issued and outstanding share capital of Blammo (the “Share Purchase”), and in exchange for such Blammo share capital, the Company (i) issued to the Sellers, in the aggregate, 1,000,000 shares of the Company’s common stock (the “Initial Shares”) and (ii) agreed to issue to the Sellers, in the aggregate, up to an additional 3,312,937 shares of the Company’s common stock (the “Additional Shares”) if Blammo achieves certain net revenue targets during the years ended March 31, 2013, March 31, 2014 and March 31, 2015, as more fully described below. 100,000 of the Initial Shares will be held in escrow for 12 months to satisfy indemnification claims under the Share Purchase Agreement.
The Additional Shares will be issued to the Sellers if, and to the extent that, Blammo achieves certain Net Revenue (as such term is defined in the Share Purchase Agreement) performance targets as follows: (i) for fiscal 2013 (April 1, 2012 through March 31, 2013), (a) 227,273 Additional Shares will be issued to the Sellers if, and only in the event that, Blammo meets its Baseline Net Revenue goal for such fiscal year, and (b) up to an additional 681,818 Additional Shares will be issued to the Sellers to the extent that Blammo exceeds its Baseline Net Revenue goal and meets its Upside Net Revenue goal for such fiscal year, (ii) for Target’s fiscal 2014 (April 1, 2013 through March 31, 2014), (a) 416,667 Additional Shares will be issued to the Sellers if, and only in the event that, Blammo meets its Baseline Net Revenue goal for such fiscal year, and (b) up to an additional 833,333 Additional Shares will be issued to the Sellers to the extent that Blammo exceeds its Baseline Net Revenue goal and meets its Upside Net Revenue goal for such fiscal year, and (iii) for fiscal 2015 (April 1, 2014 through March 31, 2015), (a) no Additional Shares will be issued to the Sellers if Blammo does not meet its Baseline Net Revenue goal for such fiscal year and (b) up to 1,153,846 Additional Shares will be issued to the Sellers to the extent that Blammo exceeds its Baseline Net Revenue goal and meets its Upside Net Revenue goal for such fiscal year. To the extent that Blammo meets its Baseline Net Revenue goal for a fiscal year but does not meet its Upside Net Revenue goal for such fiscal year, Additional Shares will be issued to the Sellers on a straight-line basis based on the amount by which Blammo exceeded the Baseline Net Revenue goal. Blammo’s Baseline and Upside Net Revenue goals for fiscal 2013, 2014 and 2015 are as follows:

Fiscal Year	Baseline Net Revenue	Upside Net Revenue
Fiscal 2013	US$3,500,000	US$5,000,000
Fiscal 2014	US$5,500,000	US$10,000,000
Fiscal 2015	US$8,500,000	US$15,000,000
The Merger Agreement contains customary representations, warranties and covenants of the parties. In addition, under the terms of the Share Purchase Agreement, Glu has agreed to file a shelf registration statement with the SEC within 20 days after the closing of the Share Purchase to register all of the Initial Shares. In addition, the Sellers have agreed to certain restrictions on transfer with respect to both the Initial Shares and the Additional Shares. The Sellers may not in any day sell Initial Shares or Additional Shares exceeding 10% of the average daily volume for the previous 10 trading days. In addition, and subject to the foregoing daily volume limitations, the Sellers may not sell more than (i) 62.5% of the Initial Shares in the three-month period following the closing of the Share Purchase, (ii) 75% of the Initial Shares in the six-month period following the closing of the Share Purchase, and (iii) 87.5% of the Initial Shares in the nine-month period following the closing of the Share Purchase; following the nine-month anniversary of the closing of the Share Purchase, the foregoing restrictions on the sale of the Initial Shares (other than the daily volume limitations) shall expire. With respect to each tranche of Additional Shares, if any, issued to the Sellers, the Sellers may not may not (i) sell more than 25% of such Additional Shares in the three-month period following the issuance of such tranche, (ii) sell more than an aggregate of 50% of such Additional Shares in the six-month period following the issuance of such tranche or (iii) sell more than an aggregate of 75% of such Additional Shares in the nine-month period following the issuance of such tranche. Following the nine-month anniversary of the issuance of such tranche there shall be no further restrictions on the sale of such Additional Shares (subject to the daily volume limitation described above).
The above description of the Share Purchase Agreement is qualified in its entirety by reference to the copy of the Share Purchase Agreement which is filed as Exhibit 2.02 to this Form 8-K and incorporated herein by reference. The inclusion of the Share Purchase Agreement with this Current Report on Form 8-K is not intended to provide investors with factual information other than the fact of the terms and conditions of the Share Purchase Agreement. The representations and warranties included in the Share Purchase Agreement were made by the parties for the purposes of allocating contractual risk among them and not as a means of establishing facts (and as such are subject to different standards of materiality and are qualified by a confidential disclosure letter). Only the parties to the agreement and specified third party beneficiaries have a right to enforce the agreement or rely on the representations it contains.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 of this Current Report on Form 8-K contains the required information for this Item 2.01 with respect to the completed acquisitions of Griptonite and Blammo, and such informatino is incorporated into this Item 2.01 by reference.
On August 2, 2011, Glu issued a press release announcing the Merger and the Share Purchase, a copy of which is attached as Exhibit 99.01 to this Current Report on Form 8-K. The Merger and Share Purchase were separate and unrelated transactions, and to Glu’s knowledge, none of the Sellers in the Share Purchase are associated with Griptonite or Parent (the other parties in the Merger).
Item 2.02 Results of Operations and Financial Condition.
On August 2, 2011, Glu issued a press release announcing its financial results for the second quarter ended June 30, 2011. A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K. In addition, on August 2, 2011, Glu made available on its corporate website at www.glu.com/investors supplemental slides that were referenced during the Company’s earnings call to discuss its financial results for the second quarter ended June 30, 2011. A copy of such supplemental slides is attached as Exhibit 99.02 to this Current Report on Form 8-K.
The information in this Item 2.02, including Exhibits 99.01 and 99.02 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.01 and 99.02 shall not be incorporated by reference into any registration statement or other document filed by Glu with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.
Item 3.02 Unregistered Sales of Equity Securities.
The issuance of the shares of Glu’s common stock pursuant to Parent pursuant to the Merger Agreement is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Regulation D thereunder, as a transaction by an issuer not involving a public offering.
The issuance of the shares of Glu’s common stock to the Sellers pursuant to the Share Purchase Agreement is exempt from registration under Regulation S of the Securities Act as a sale made outside the United States.

Item 1.01 of this Current Report on Form 8-K contains a more detailed description of the issuance of shares pursuant to the Merger Agreement and the Share Purchase Agreement, respectively, and is incorporated into this Item 3.02 by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2011, Glu and Giancarlo Mori, Glu’s Chief Creative Officer, agreed that his employment with Glu would be terminated, effective as of August 2, 2011.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statement of Business Acquired.
Glu intends to amend this report to file the required financial statements reflecting the acquisition of Griptonite no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.
(b) Pro Forma Financial Information.
Glu intends to amend this report to file the required financial statements reflecting the acquisition of Griptonite no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.
(d) Exhibits.

2.01	Agreement and Plan of Merger, dated as of August 2, 2011 by and among Glu, Sub, Parent and Griptonite

2.02	Share Purchase Agreement, dated as of August 1, 2011, by and among Glu, Blammo and the Sellers

99.01	Press Release issued by Glu regarding the Merger and the Share Purchase, dated August 2, 2011.

99.02	Press Release issued by Glu regarding its financial results for the second quarter ended June 30, 2011, dated August 2, 2011.

99.03	Supplemental slides made available by Glu on its corporate website on August 2, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: August 2, 2011	By:	/s/ Niccolo M. de Masi Name: Niccolo M. de Masi
Title: President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
2.01	Agreement and Plan of Merger, dated as of August 2, 2011 by and among Glu, Sub, Parent and Griptonite

2.02	Share Purchase Agreement, dated as of August 1, 2011, by and among Glu, Blammo and the Sellers

99.01	Press Release issued by Glu regarding the Merger and the Share Purchase, dated August 2, 2011.

99.02	Press Release issued by Glu regarding its financial results for the second quarter ended June 30, 2011, dated August 2, 2011.

99.03	Supplemental slides made available by Glu on its corporate website on August 2, 2011.